     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2005

                      BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
                 (Exact name of registrant as specified in its charter)

Delaware	1-8739	22-1970303
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number)

1830 Route 130, Burlington, NJ		08016
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (609) 387-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02     NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a) On April 6, 2005, Burlington Coat Factory Warehouse Corporation (the "Company") filed with the Securities and Exchange Commission (the "SEC") a Current Report on Form 8-K regarding the Company’s decision on April 4, 2005, based on management’s discussions with the Company’s Audit Committee, to restate its previously issued financial statements for the fiscal years ended May 29, 2004, May 31, 2003 and June 1, 2002 and for the first two quarters of fiscal 2005 related to its computation of depreciation/amortization, straight-line rent expense and the related deferred rent liability for certain leases. During the course of preparing the restatement, the Company’s management identified other matters, consisting of (i) the reclassification of certain items in its statements of operations, including investment income, gains or losses on disposition of fixed assets and other miscellaneous income items under the caption Other Income, Net, which were previously reported under the caption Other Revenue; (ii) exclusion of Restricted Cash from Cash and Cash Equivalents on its consolidated statements of cash flow; and (iii) solely with respect to the fiscal year ended May 29, 2004, reclassification of a $5.0 million reduction in reserve for disputed claims which previously had been netted against Selling and Administrative Expense to an increase in Other Income, Net. These items are described in Note 2 to the condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended February 26, 2005 filed with the SEC on April 12, 2005 and in Note 3 to the restated consolidated financial statements included in Amendment No. 3 to the Company’s Annual Report on Form 10-K/A, filed with the SEC on April 13, 2005, together with any amendments thereto (the "Form 10-K/A"). The management of the Company believed that these adjustments, which did not have any effect on the Company’s net income, should be made in conjunction with the Company’s restatement related to lease accounting in order to give the proper presentation of these items in the Company’s financial statements in accordance with generally accepted accounting principles. The management of the Company recommended these proposed adjustments to the Company’s Audit Committee on April 11, 2005. The Audit Committee determined to make these additional adjustments. This Amendment to the Form 8-K of the Company filed on April 6, 2005 is being filed to update disclosure therein to include identification of these additional items.

The Company’s Audit Committee and officers discussed the matters disclosed in this report with the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
Dated: April 15, 2005	By: /s/ Robert L. LaPenta, Jr. Robert L. LaPenta, Jr. Vice President - Chief Accounting Officer